Real Estate Investments (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		1 Months Ended
	Mar. 31, 2014 property	Dec. 31, 2013 property	Jan. 31, 2014 Real property associated with the Casino Queen in East St. Louis, Illinois	Mar. 31, 2014 Land and improvements	Dec. 31, 2013 Land and improvements	Mar. 31, 2014 Building and improvements	Dec. 31, 2013 Building and improvements	Mar. 31, 2014 Construction in progress	Dec. 31, 2013 Construction in progress
Real Estate Investments
Number of properties	20	19
Real estate investments
Total real estate investments	$ 2,661,127	$ 2,494,791		$ 453,141	$ 382,581	$ 2,120,663	$ 2,050,533	$ 87,323	$ 61,677
Less accumulated depreciation	(507,474)	(484,488)
Real estate investments, net	2,153,653	2,010,303
Number of properties under development	2	2
Increase in Real Estate Investments	$ 140,730		$ 140,700